EXECUTION VERSION FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 25, 2024 (this “First Amendment”), is entered into among LENDINGTREE, INC., a Delaware corporation (the “Borrower”), the other Guarantors party hereto, the Lenders party hereto and APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent and the Collateral Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below). PRELIMINARY STATEMENTS WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto have entered into that certain Credit Agreement, dated as of March 27, 2024 (as amended from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this First Amendment, the “Credit Agreement”). WHEREAS, as contemplated by Section 9.02 of the Existing Credit Agreement, the parties hereto have agreed, subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, to amend certain terms of the Existing Credit Agreement as hereinafter provided. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that: RULES OF CONSTRUCTION. The rules of construction specified in Sections 1.02 through 1.07 of the Credit Agreement shall apply to this First Amendment, including the terms defined in the preamble and recitals hereto. AMENDMENTS TO EXISTING CREDIT AGREEMENT. As of the First Amendment Effective Date, Section 1.01 of the Existing Credit Agreement shall be amended as follows: (a) the following defined terms “Average Liquidity Condition” and “Qualified Cash” shall be added to Section 1.01 of the Existing Credit Agreement: ““Average Liquidity Condition” means that, as of the last day of any Fiscal Quarter, (i) Liquidity (calculated without giving effect to the proviso in the definition thereof) is less than $40,000,000 and (ii) the Loan Parties’ balance sheet amount of (w) accounts receivable plus (x) prepaid assets less (y) accounts payable less (z) accrued expenses is greater than $20,000,000.” ““Qualified Cash” has the meaning assigned to such term in the definition of “Liquidity”.” (b) the defined term “Liquidity” shall be deleted and the following shall be inserted in lieu thereof: ““Liquidity” means, on any date of determination, the amount of balance sheet cash of the Loan Parties that (I) does not constitute the proceeds of Revolving Loans (as defined in the Existing Credit Agreement as in effect on the Effective Date) and (II) is not (i) subject to a Lien other than a Lien favor of the Secured Parties or a Lien permitted pursuant to Section 6.02(c)(ii), (ii) “restricted” for purposes of GAAP or (iii) subject to any restriction from being applied to repay any Obligations (such balance sheet cash, “Qualified Cash”); provided that if the Average Liquidity Condition is satisfied as of the last day of any Fiscal

2 Quarter, “Liquidity” shall, on such date of determination, be calculated as the average amount of Qualified Cash of the Loan Parties as of the last day of each week during such Fiscal Quarter.” CONDITIONS PRECEDENT. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which each of the conditions set forth in this Section 3 shall have been satisfied (or waived by the Administrative Agent and the Lenders): (a) Amendment Documents. The Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower, the other Guarantors and the Lenders party hereto. (b) Fees and Expenses. The Administrative Agent shall have been paid all reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket costs legal fees and expenses) owing to them pursuant to Section 9.03(a) of the Credit Agreement (or as otherwise separately agreed in writing in connection with this First Amendment); provided, that any such expenses to be paid as a condition to the First Amendment Effective Date must be invoiced at least three (3) Business Day prior to the First Amendment Effective Date. REPRESENTATIONS & WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent on and as of the First Amendment Effective Date, that: (a) at the time of and immediately after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing; and (b) the representations and warranties of each Loan Party set forth in this First Amendment and any other Loan Document are true and correct in all material respects (or in all respects to the extent that any representation and warranty is qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects to the extent that any representation and warranty is qualified by materiality or Material Adverse Effect) as of such earlier date. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment and (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents. REAFFIRMATION. By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (i) agrees that all Loans shall be guaranteed pursuant to the Guarantee Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, (ii) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Security Documents, (iii) agrees that, notwithstanding the effectiveness of this First Amendment, after giving effect to this First Amendment, the Guarantee and the Liens created pursuant to

3 the Security Documents for the benefit of the Secured Parties continue to be in full force and effect and (iv) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, in each case after giving effect to this First Amendment. MISCELLANEOUS PROVISIONS. (a) Amendments. No amendment or waiver of any provision of this First Amendment shall be effective unless in writing signed by each party required to be a party thereto pursuant to Section 9.02 of the Credit Agreement. (b) Ratification. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith. (c) No Novation; Effect of this First Amendment. This First Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the First Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this First Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Borrower under the Credit Agreement or Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this First Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. (d) GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC.. SECTIONS 9.09 (GOVERNING LAW; CONSENT TO SERVICE OF PROCESS) AND 9.10 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

4 (e) Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) Counterparts and Signatures. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original, but all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to the Loan Documents or any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (g) Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this First Amendment. [Signature Pages Follow]

[Signature Page to First Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written. LENDINGTREE, INC., as Borrower By: Name: Jason Bengel Title: Chief Financial Officer LENDINGTREE, LLC, as Guarantor By: Name: Jason Bengel Title: Treasurer OVATION CREDIT SERVICES, INC., as Guarantor By: Name: Jason Bengel Title: Treasurer QUOTEWIZARD.COM, LLC, as Guarantor By: Name: Jason Bengel Title: Treasurer LT INTERMEDIATE COMPANY, LLC, as Guarantor By: Name: Jason Bengel Title: Treasurer QW INSURANCE SOLUTIONS, LLC, as Guarantor By: Name: Jason Bengel Title: Treasurer /s/ Jason Bengel /s/ Jason Bengel /s/ Jason Bengel /s/ Jason Bengel /s/ Jason Bengel /s/ Jason Bengel

[Signature Page to First Amendment to Credit Agreement] AOP II Origination Holdings (UL), LLC, as a Lender, By: Name: William B. Kuesel Title: Vice President Apollo Debt Solutions BDC, as a Lender, By: Apollo Credit Management, LLC, its investment adviser By: Name: Kristin M. Hester Title: Vice President Apollo Diversified Credit Fund, as a Lender, By: Apollo Capital Credit Adviser, LLC, its investment manager By: Name: Kristin M. Hester Title: Vice President Apollo Tactical Income Fund Inc., as a Lender, By: Apollo Credit Management, LLC, its investment adviser By: Name: Kristin M. Hester Title: Vice President Apollo Senior Floating Rate Fund Inc., as a Lender, By: Apollo Credit Management, LLC, its investment adviser By: Name: Kristin M. Hester Title: Vice President /s/ Kristin M. Hester /s/ Kristin M. Hester /s/ Kristin M. Hester /s/ Kristin M. Hester /s/ William B. Kuesel

[Signature Page to First Amendment to Credit Agreement] VG Apollo Private Debt Fund L.P., as a Lender, By: Apollo AVG Management, L.P., its investment advisor By: AOP Capital Management, LLC, its general partner By: Name: William B. Kuesel Title: Vice President Willett Select Investors (Tax Exempt) I LP, as a Lender, By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner By: Name: William B. Kuesel Title: Vice President Apollo Alster Lending Fund (Lux) SCSp, as a Lender, By: Apollo Alster Management, LLC, its investment manager By: Name: William B. Kuesel Title: Vice President /s/ William B. Kuesel /s/ William B. Kuesel /s/ William B. Kuesel

[Signature Page to First Amendment to Credit Agreement] 63019 Holdings, LLC, as a Lender, By: Apollo Capital Management, L.P., its manager By: Apollo Capital Management GP, LLC, its general partner By: Name: William B. Kuesel Title: Vice President AOP II Funding Jasmine LLC, as a Lender, By: Name: William B. Kuesel Title: Vice President AOP II Origination Holdings (L), LLC, as a Lender, By: AOP II Intermediate Holdings (DC-I), LLC, its sole member By: Apollo Origination Partnership II (Levered AIV), L.P., its member By: Apollo Origination Advisors II, L.P., its general partner By: Apollo Origination Advisors II GP, LLC, its general partner By: Name: William B. Kuesel Title: Vice President /s/ William B. Kuesel /s/ William B. Kuesel /s/ William B. Kuesel

[Signature Page to First Amendment to Credit Agreement] ACKNOWLEDGED AND AGREED TO: APOLLO ADMINISTRATIVE AGENCY LLC, as Administrative Agent and Collateral Agent By: Name: Daniel M. Duval Title: Vice President /s/ Daniel M. Duval